UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 12, 2022
Date of Report (date of earliest event reported)
Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

799 W. Coliseum Way
Midvale, Utah 84047
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OSTK	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on May 12, 2022.

(b) There were 43,126,069 shares of Common Stock outstanding eligible to be voted at the Annual Meeting, 4,203,576 shares of Digital Voting Series A-1 Preferred Stock (the “Series A-1 Preferred Stock”) outstanding eligible to be voted at the Annual Meeting, and 356,713 shares of Voting Series B Preferred Stock (the “Series B Preferred Stock”) outstanding eligible to be voted at the Annual Meeting. Such Common Stock, Series A-1 Preferred Stock and Series B Preferred Stock (together, the “Voting Shares”) outstanding eligible to be voted at the Annual Meeting totaled 47,686,358, of which 3,573,972 shares of Series A-1 Preferred Stock, 316,760 shares of Series B Preferred Stock, and 33,849,107 shares of Common Stock were presented in person or represented by proxy at the Annual Meeting, which constituted a quorum to conduct business. At the Annual Meeting, the stockholders of the Company: (1) elected three directors to a three-year term; (2) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2022; (3) approved the Series A-1 Preferred Proposal; (4) approved the Series B Preferred Proposal; and (5) approved the Adjournment Proposal. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 23, 2022. The final results of the voting at the Annual Meeting were as follows:

Proposal 1 - Election of Directors

The individuals named below were elected at the Annual Meeting as Class II members of the Board of Directors, to serve for a term of three years ending in 2025, by the following vote:

Voting Shares:

Name	For	Withheld	Broker Non-Votes
Joseph J. Tabacco, Jr.	25,332,176	5,362,151	7,045,512
Dr. Robert J. Shapiro	30,325,196	369,131	7,045,512
Barbara H. Messing	29,829,733	864,594	7,045,512

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 was approved by the stockholders by the following vote:

Voting Shares:

For	Against	Abstain	Broker Non-Votes
36,587,688	958,488	193,663	0

Proposal 3 – Series A-1 Preferred Proposal

The proposal to approve an amendment to the Amended and Restated Certificate of Designation of our Series A-1 Preferred Stock to make Series A-1 Preferred Stock automatically convert into common stock, was approved by the stockholders by the following vote:

Voting Shares:

For	Against	Abstain	Broker Non-Votes
30,242,463	376,238	75,626	7,045,512

Series A-1 Preferred Stock:

For	Against	Abstain	Broker Non-Votes
2,339,406	162,502	5,296	1,066,768

Series A-1 Preferred Stock and Series B Preferred Stock:

For	Against	Abstain	Broker Non-Votes
2,631,183	167,259	5,296	1,086,994

Proposal 4 – Series B Preferred Proposal

The proposal to approve an amendment to the Amended and Restated Certificate of Designation of our Series B Preferred Stock to make Series B Preferred Stock automatically convert into common stock, was approved by the stockholders by the following vote:

Voting Shares:

For	Against	Abstain	Broker Non-Votes
30,244,462	375,599	74,266	7,045,512

Series B Preferred Stock:

For	Against	Abstain	Broker Non-Votes
291,777	4,757	0	20,226

Series A-1 Preferred Stock and Series B Preferred Stock:

For	Against	Abstain	Broker Non-Votes
2,631,963	164,877	6,898	1,086,994

Proposal 5 – Adjournment Proposal

The proposal to approve one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve either the Series A-1 Preferred Proposal or the Series B Preferred Proposal, was approved by the stockholders by the following vote:

Voting Shares:

For	Against	Abstain	Broker Non-Votes
29,579,275	998,848	25,231	7,045,512

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
104	The XBRL tags on the cover page of this Form 8-K are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ E. Glen Nickle
E. Glen Nickle
Chief Legal Officer
Date:	May 16, 2022
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